UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

SurgePays, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SURGEPAYS, INC.

3124 Brother Blvd, Suite 104,

Bartlett, TN, 38133

Telephone: 901-302-9587

March 12, 2024

To the Stockholders of SurgePays, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of SurgePays, Inc. (the “Company”) to be held on a virtual basis on Thursday, April 18, 2024 at 12:00 p.m. Pacific Time, for the following purposes:

1.	To elect Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg, and Richard Schurfeld as directors to the Company (the “Board” or “Board of Directors”) to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, AS WELL AS A VOTE FOR PROPOSAL 2.

The Board has fixed the close of business on February 20, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,

/s/ Kevin Brian Cox
Kevin Brian Cox
Chairman of the Board of Directors
SurgePays, Inc.

SURGEPAYS, INC.

3124 BROTHER BLVD, SUITE 104,

BARTLETT, TN, 38133

TELEPHONE: 901-302-9587

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on April 18, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SurgePays, Inc. (the “Company”) for use at the 2024 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 12:00 p.m. Pacific Time on April 18, 2024 on a virtual basis for the following purposes:

1.	To elect Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg, and Richard Schurfeld as directors to the Company (the “Board” or “Board of Directors”) to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified;.

2.	To ratify the appointment of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the election of each of the Director Nominees, and a vote “FOR” Proposal 2.

Stockholders of record of our Common Stock at the close of business on February 20, 2024 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the virtual Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Common Stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being mailed to stockholders on or about March 15, 2024.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Kevin Brian Cox
Kevin Brian Cox
Chairman of the Board of Directors
SurgePays, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL 2, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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PROXY STATEMENT

SURGEPAYS, INC.

ANNUAL MEETING OF STOCKHOLDERS

to be held virtually at 12:00 p.m. Pacific Time on Thursday, April 18, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of SurgePays, Inc. for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Thursday, April 18, 2024 at 12:00 p.m. Pacific time, and at any postponement(s) or adjournment(s) thereof. This proxy statement gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about March 15, 2024, to all stockholders of record entitled to vote at the Meeting.

In this proxy statement, we refer to SurgePays, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2023; and

●	a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

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How do I attend the Annual Meeting?

In order to attend the virtual Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote online, you must register in advance at visiting www.virtualshareholdermeeting.com/SURG2024. Registration will start beginning April 18, 2024 at 11:45 A.M., Pacific Time. Enter the control number printed on your proxy card on the virtual meeting site and follow the instructions to register to attend the meeting. Prior to the start of the Annual Meeting, you will need to log into the meeting site using your control number.

Stockholders wishing to dial into the Annual Meeting by telephone can call 1-800-690-6903 and use the control number found on the proxy card beginning fifteen minutes before the start of the Annual Meeting. However, those dialing into the Annual Meeting through this means will not be able to submit questions or to vote online during the Annual Meeting.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Common Stock, par value $0.001 per share (the “Common Stock”), on February 20, 2024 (the “Record Date”) may vote at the Annual Meeting. There were 19,224,226 shares of Common Stock outstanding on the Record Date, each having one vote per share. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 22 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Kevin Brian Cox, our Chief Executive Officer, and Anthony Evers, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Messrs. Cox and Evers to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal properly comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.	To elect Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg, and Richard Schurfeld as directors of the Company to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified;.

2.	To ratify the appointment of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the election of each of the Director Nominees, and “FOR” Proposal 2.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3) In person on a virtual basis. You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4) By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to our Corporate Secretary, at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133, stating that you would like to revoke your proxy of a particular date;

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●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “For” the election of five (5) members of the Board of Directors to serve until the 2025 annual meeting of stockholders;

2. “For” the ratification of the selection of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Cox and Evers, the Board’s designated proxies.

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” the election of each of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposal 2 you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for this proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	Each nominee will be elected if such nominee receives more “For” votes cast at the Annual Meeting by the holders entitled to vote thereon than “Withhold” votes .	“FOR” “WITHHOLD”

Proposal No. 2: Ratification of Selection of Rodefer Moss & Co, PLLC as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	The vote of the holders of a majority in voting power cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a vote “for” the election of each of the Director Nominees, and “for” proposal 2.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and then file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our Corporate Secretary, at (847)-648-7539 or by sending a letter to the offices of the Company at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133, Attn: Corporate Secretary, with any questions about proposals described in this Proxy Statement or how to execute your vote.

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Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of SurgePays, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on April 18, 2024, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about March 15, 2024. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on a virtual basis on Thursday, April 18, 2024 at 12:00 p.m. Pacific Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Record Date; Mailing Date

The Board has fixed the close of business on February 20, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about March 15, 2024.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To elect Kevin Brian Cox, David N. Keys, David May, Laurie Weisberg, and Richard Schurfeld as directors of the Company to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified;.

2.	To ratify the appointment of Rodefer Moss & Co, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board unanimously determined to recommend that the stockholders vote “FOR” the election of each of the Director Nominees, and “FOR” Proposal 2.

Record Date and Voting Power

Our Board fixed the close of business on February 20, 2024, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 19,224,226 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote.

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Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

The election of directors each nominee will be elected if such nominee receives more “For” votes cast at the Annual Meeting by the holders entitled to vote thereon than “Withhold” votes ... Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. Broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1. Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2. Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3. In person on a virtual basis. You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

4. By mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be properly presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

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Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under Nevada law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Corporate Secretary, at (847)-648-7539 or by sending a letter to the offices of the Company at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133, Attn: Corporate Secretary, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 3124 Brother Blvd, Suite 104, Bartlett, TN, 38133. The Company’s telephone number at such address is 901-302-9587.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee, AND “FOR” PROPOSAL 2, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2025 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

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Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current director nominees listed below has determined to stand for reelection at the Annual Meeting and has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Kevin Brian Cox, Mr. Cox has been Chief Executive Officer and Chairman of the Board of Directors since July 2017. He also served as Chief Financial Officer of the Company from July 2017 to March 2018 and as President of the Company from July 2017 to February 2019. He was the majority owner of True Wireless from January 2011 through April 2018, when True Wireless became a wholly owned subsidiary of the Company. Mr. Cox is an accomplished technology entrepreneur growing best-in-class and profitable companies for nearly 20 years. Through most of his career, he has focused on delivering telecom, broadband and financial services to the unbanked and underserved segments of society. He began his career in telecom in 2004 when he founded his first prepaid telephone company (CLEC) which through organic growth and acquisition, became the largest prepaid home phone company in the country before being sold in 2009. Mr. Cox attended Murray State University majoring in Economics. We believe Mr. Cox is qualified to serve on our Board of Directors due to his experience as the Company’s Chief Executive Officer and his telecom leadership experience.

David May, Mr. May has been a Director of the Company since February 2021. Mr. May has been a banking professional since 1994. Throughout his career, he has established himself as one of the leading convenience store and convenience store wholesaler financiers in the Mid-South through his cultivation of personal relationships and service to members of this close-knit community. David has been Senior Vice President of Commercial Banking since 2007 with Landmark Community Bank, a Memphis based commercial bank with over a billion dollars in assets with offices in the Memphis and Nashville, Tennessee markets. He has been a bank officer for both community banks and large regional banks over his 27-year banking career. David is a graduate of the Southeastern School of Commercial Banking at Vanderbilt University and, in the past, served as Chairman of the Board for seven years for The Agency for Youth and Family Development, a residential treatment facility for adolescent males. He is also a founding owner of Global Defense Specialists, a military aircraft fleet sustainment company specializing in Lockheed F-16’s and C-130’s and Northrop F-5 jet fighters. We believe Mr. May is qualified to serve on our Board of Directors due to his banking experience in the convenience store sector.

David N. Keys, Mr. Keys has been a Director of the Company since July 2019. Mr. Keys began his career with Deloitte serving in the audit group in the Las Vegas and New York City executive offices. David was the Executive Vice President, CFO and member of the executive committee of the Board of Directors of American Pacific Corporation, a chemical company that was publicly traded on The Nasdaq Stock Market for the entirety of the time he was a director and executive officer. Since 2004, Mr. Keys has been an independent financial and operations consultant. Mr. Keys currently serves on the Board and is the Chair of the Audit Committee of ARCpoint Inc. (TSXV: ARC). He previously served on the Boards of Directors of AmFed Financial Inc., RSI International Systems, Inc. (NEX: RSY.H), Norwest Bank of Nevada and Wells Fargo Bank of Nevada. Mr. Keys also served on the Advisory Board of Directors of FM Global, a leading provider of property and casualty insurance. Mr. Keys is a Certified Public Accountant (CPA), Certified Valuation Analyst (CVA), Certified Management Accountant (CMA), Chartered Global Management Accountant (CGMA), Certified Information Technology Professional (CITP), Certified in Financial Forensics (CFF), and Certified in Financial Management (CFM). David was a member of the National Roster of Neutrals of the American Arbitration Association for over fifteen years. He received a Bachelor of Science in accounting from Oklahoma State University. We believe Mr. Keys is qualified to serve on our Board of Directors due to his financial and governance experience.

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Laurie Weisberg, Ms. Weisberg was appointed to the Board in December 2022. Ms. Weisberg served as a member of the Board of Directors of Creatd, Inc. from July 2020 to September 2022 and served in a number of executive officer positions while Creatd was traded on the Nasdaq Capital Market. Ms. Weisberg began her executive tenure at Creatd as Chief Operating Officer from October 2020 until August 2021. Ms. Weisberg then held the position of Co-Chief Executive Officer from August 2021 to February 2022. Ms. Weisberg was sole Chief Executive Officer from February 2022 to September 2022. Ms. Weisberg, who has served as the Chief Sales Officer at Intent since February 2019, has spent over 25 years at the forefront of sales and marketing innovation in the technology space, having held leadership positions at various technology companies including Thrive Global, Curalate, and Oracle Data Cloud. From October 2010 to April 2015, Ms. Weisberg was a member of the executive leadership team at Datalogix, leading up to its acquisition by Oracle in 2015, at which point she assumed the role of VP of Oracle Data Cloud. Additionally, Ms. Weisberg has served on the Advisory Board at Crowdsmart, an intelligent data-driven investment prediction platform since April 2019. Ms. Weisberg was born and educated in England. We believe Ms. Weisberg is qualified to serve on our Board of Directors due to her leadership experience working within the technology space.

Richard Schurfeld, Mr. Schurfeld was appointed to the Board in December 2022. Since 2001, Mr. Schurfeld has served as Chief Executive Officer of Redsson, Ltd., a B2B software and services company that develops custom solutions to help utility companies, healthcare providers and payer organizations accelerate and streamline complicated manual processes and improve efficiencies. We believe Mr. Schurfeld is qualified to serve on our Board of Directors due to his leadership experience working within the technology space.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, each nominee will be elected if such nominee receives more “For” votes cast at the Annual Meeting by the holders entitled to vote thereon than “Withhold” votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Director Nominees and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current director nominees and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position
Kevin Brian Cox	48	Chief Executive Officer and Chairman
Anthony Evers	60	Chief Financial Officer
Jeremy Gies	49	President
David May	55	Director
Laurie Weisberg	55	Independent Director
David N. Keys	68	Independent Director
Richard Schurfeld	60	Independent Director

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Anthony Evers - Chief Financial Officer Mr. Evers has been the Chief Financial Officer of the Company since May 1, 2020. Mr. Evers has also served as Chief Financial Officer of LogicsIQ since August 2021. Prior to joining the Company, Mr. Evers served as Chief Financial Officer for Vista Health System from October 2019 to March 2020. Between June 2019 and October 2019, Mr. Evers served as CFO of Santa Cruz Valley Regional Hospital. Between 2015 and 2019, Mr. Evers served as CFO and CIO of KSB Hospital. Prior to that, he served as CFO of various organizations, including Norwegian American Hospital and Horizon Homecare and Hospice. During his career, Mr. Evers has been the financial lead in over 20 merger and divesture transactions ranging from a single physician practice to multi-entity nursing homes. Throughout his career, Mr. Evers has served on numerous boards of directors, including Wheaton Franciscan Healthcare, Covenant Healthcare, All Saints Health System, Rogers Hospital, and the Animal Shelter in Beaver Dam WI. He has also served as a member of the Dixon Illinois Chamber of Commerce. Mr. Evers has also served as the audit and finance committee chair at several of these organizations. Mr. Evers obtained his Bachelor of Business Administration in Finance and Masters of Science in Accounting from University of Wisconsin-Whitewater. Mr. Evers also successfully obtained his Certified Public Accountant and Certified Internal Auditor credentials.

Jeremy Gies - President Mr. Gies has been the President of the Company since January 2024. Mr. Gies is a seasoned Operations, Sales, and Business Development Executive with over 25 years of management experience in Telecom, Fintech, Prepaid, and Communications. Mr. Gies started his career in 1995 with AT&T Wireless launching the first ever online (real-time) telecom sales activation platform in direct partnership with Amazon.com. In 2006 he joined a telecom billing and back-office provider (MVNE), Telspace as their Executive Vice President, and in 2009 to CEO where he led several M&A initiatives for the company. From 2010 to February 2019, he founded and led Blue Horizon Group, LLC, a consulting firm focusing on Financial, Telecom, and Prepaid Operations and Sales. From 2013 to 2015, Mr. Gies was appointed Vice President of Business Development for Wave Crest Payment Solutions where he negotiated bank relationships and managed key distribution channels and business to business direct relationships. From 2016 to 2018, Mr. Gies was Chief Operating Officer for Tiercel Wireless, a telecom startup, where he led carrier contract negotiations, back-office technology, and all operational aspects both pre- and post-launch. From February 2019 to October 2022, Mr. Gies was appointed as a Sr. Channel Business Manager at Honeywell International where he managed Global Channel Partners for the Honeywell Voice platform. In October 2022, Mr. Gies was appointed as the President of our Fintech division where he became involved in all aspects of our business.

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Meetings

Our Board held three formal Board meetings during the year ended December 31, 2023 and one formal Board meeting during the year ended December 31, 2022.

For the years ended December 31, 2022 and 2023, each incumbent director attended at least 75% of all meetings held by the Board and the committees of the Board on which they served during each year.

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To the extent reasonably practicable, we encourage each of our directors to attend annual meetings of shareholders. All of our incumbent directors attended the 2023 Annual Meeting of Shareholders held in September 2023 either in person or remotely.

Board Composition, Committees, and Independence

Audit Committee. Our audit committee consists of David N. Keys, Richard Schurfeld, and Laurie Weisberg. Mr. Keys is chairperson of the audit committee and he qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Our Audit Committee held four formal meetings during the year ended December 31, 2023 and four formal meeting during the year ended December 31, 2022.

The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review its accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. Our compensation committee consists of David N. Keys, Richard Schurfeld, and Laurie Weisberg. Ms. Weisberg is chairperson of the compensation committee. Our compensation committee held three formal meeting during the year ended December 31, 2023 and no formal meeting during the year ended December 31, 2022.

In considering and determining executive and director compensation, the compensation committee reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to our officers. The compensation committee also determines and approves any non-cash compensation paid to any employee. We do not engage any compensation consultants to assist in determining or recommending compensation to our officers or employees.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of David N. Keys, Richard Schurfeld, and Laurie Weisberg. Mr. Schurfeld is chairperson of the nominating and corporate governance committee. Our nominating and corporate governance committee held no formal meeting during the year ended December 31, 2023 and one formal meeting during the year ended December 31, 2022.

The responsibilities of the nominating and corporate governance committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The nominating and corporate governance committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the nominating and corporate governance committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Director Independence

We have determined, after considering all the relevant facts and circumstances, that David N. Keys, Laurie Weisberg, and Richard Schurfeld are independent directors as defined by the listing standards of the Nasdaq Stock Exchange and by the SEC because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Kevin Brian Cox and David May are not “independent” as defined by the listing standards as Mr. Cox is an executive officer of the Company and Mr. May was, in 2021, a controlling shareholder of an organization to which the Company made payments for services that exceeded the greater of $200,000 or five percent (5%) of the organization’s consolidated gross revenues for 2021.

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Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s Board or its Compensation Committee. None of the members of the Company’s Compensation Committee is, or has ever been, an officer or employee of the company.

Code of Ethics

The Board adopted a Code of Business Conduct and Ethics applicable to each officer, director, and employee of the Company. The full text of our Code of Business Conduct and Ethics is posted on our website at www.surgepays.com. We intend to disclose on our website any future amendments of our Code of Business Conduct and Ethics or waivers that exempt any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors from provisions in the Code of Business Conduct and Ethics.

Term of Office

Our directors are appointed at the annual meeting of shareholders and hold office until the annual meeting of the shareholders next succeeding his or her election, or until his or her prior death, resignation or removal in accordance with our bylaws. Our officers are appointed by the Board and hold office until the annual meeting of the Board next succeeding his or her election, and until his or her successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2023, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.

Board Diversity Matrix

Board Diversity Matrix (as of June 5, 2023)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (5 total)	4	1
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black
Alaskan Native or American Indian
Asian
Hispanic, Latino or Latina
Native Hawaiian or Pacific Islander
White	4	1
Two or More Races or Ethnicities
LGBTQ+
Undisclosed

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Executive Compensation

The following table sets forth the aggregate compensation paid to our named executive officers for the fiscal years ended December 31, 2023 and 2022. Individuals we refer to as our “named executive officers” include our Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, and President.

Summary Compensation Table

Name and Principal		Salary	Bonus	All Other Compensation	Stock	Option	Non-Equity Incentive Plan	Nonqualified deferred compensation	Total
Position	Year	(1)	(2)	(3)	Awards	Awards	Compensation	earnings	Compensation

Kevin Brian Cox	2023	$554,412	$870,000	$229,212	$—	$—	—	—	$1,653,624
CEO and Chairman	2022	$548,139	$475,250	$160,491	$—	$—	—	—	$1,183,880

David C. Ansani (4)	2023	$250,000	$150,000	$23,828	$—	$—	—	—	$423,828
Chief Administrative Officer	2022	$231,626	$125,250	$18,374	$—	$—	—	—	$375,250
							—	—
Anthony Evers	2023	$475,000	$510,000	$47,948	$3,114,000	$—	—	—	$4,146,948
CFO (5)	2022	$400,839	$337,750	$40,630	$—	$—	—	—	$779,219
							—	—
Jeremy Gies (6)	2023	$—	$—	$—	$—	$—	—	—	$—
President	2022	$—	$—	$—	$—	$—	—	—	$—

(1)	Base salaries can be increased by our Board of Directors based on the attainment of financial and other performance guidelines set by our management.
(2)	Because no performance goals were set for the applicable years (as discussed in the employment agreement summary that follows), the bonuses paid for the years shown here were paid entirely at the discretion of the Board/Compensation Committee. No executive bonuses received in 2023 were based upon formulaic bonus structures or other fluctuating metrics.
(3)	Other compensation consists of paid medical insurance, auto allowances, and housing allowances.
(4)	Mr. Ansani changed positions from Chief Administrative Officer to Director of Legal/Human Resources Services in March 2024 and is no longer deemed an executive officer of the Company.
(5)	Mr. Evers was granted 600,000 shares of common stock on November 11, 2023, having a fair value of $3,114,000, based upon the quoted closing price ($5.19/share). These shares are subject to vesting provisions, none of which occurred as of December 31, 2023, as more fully disclosed on our Form 10-K, filed on March 12, 2024. See footnote 9, Commitments and Contingencies – Employment Agreements (Chief Financial Officer).
(6)	Mr. Gies was appointed as President of the Company beginning in January 2024.

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Narrative Disclosure to Summary Compensation Table

Agreements with the Company’s Named Executive Officers

Kevin Brian Cox

2022 CEO Employment Agreement

On May 13, 2022, the Company entered into a new employment agreement with Mr. Cox (the “2022 CEO Employment Agreement”). The 2022 CEO Employment Agreement had an effective date of May 13, 2022 and continued for a period of five years. During the term of the 2022 CEO Employment Agreement, Mr. Cox will receive a base salary of $475,000 per year and, due to the fact that the Company’s EBITDA was positive in the prior calendar year, the base salary was increased. Mr. Cox was entitled receive a cash bonus each year, which was paid in accordance with the 2022 CEO Employment Agreement for the fiscal years ended December 31, 2022.

Mr. Cox was also eligible to participate in all health, medical, dental, and life insurance employee benefits as are available from time to time to other key executive employees and their families. Mr. Cox was entitled to receive an annual car allowance of up to $15,000 per year, home office expense reimbursement of up to $5,000 per month, and a remote housing allowance of up to $10,000 per month. Mr. Cox was also entitled to be reimbursed for up to $10,000 per year in costs associated with income tax preparation and estate planning.

2023 CEO Employment Agreement

The Company entered into a new employment agreement with Mr. Cox on December 27, 2023 (the “2023 CEO Employment Agreement”), whereby the Company extended the Mr. Cox’s term of employment through and including December 31, 2028, and thereafter will automatically renew for successive consecutive one year periods until either party sends written notice to the other party of such party’s desire to terminate the Cox Employment Agreement.

As compensation for his services, the Company shall pay Mr. Cox a base salary of $750,000 per year, to be increased by three percent each following year, and an annual cash bonus of $870,000. Beginning on March 1, 2024, and thereafter for a minimum of five years, the Company shall grant Mr. Cox Five Hundred Thousand (500,000) restricted shares pursuant to the SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan, where each restricted share grant shall be fully vested upon grant. In addition, the Company shall make equity incentive grants to Mr. Cox upon the Company’s completion of milestones, including achieving certain annual revenue, annual EBITDA, and market capitalization goals.

In the event Mr. Cox’s employment with the Company shall terminate, unless by termination for cause, Mr. Cox shall be entitled to (a) a severance payment equal to the greater of (i) two (2) years’ worth of the then-existing base salary and the prior year’s bonus, or (ii) the base salary payable through the remaining December 31, 2028, and (b) retain the benefits, such as health insurance, as set forth in Article IV of the 2023 CEO Employment Agreement until December 31, 2028, or remainder of any term of renewal thereafter.

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On February 29, 2024, the Company entered into an amendment to the 2023 CEO Employment Agreement to amend the vesting schedule of the restricted shares from 500,000 restricted shares on March 1, 2024 to 83,334 restricted shares on July 1, 2024, 83,334 restricted shares on August 1, 2024, 83,333 restricted shares on September 1, 2024, 83,333 restricted shares on October 1, 2024, 83,333 restricted shares on November 1, 2024, 83,333 restricted shares on December 1, 2024, 500,000 restricted shares on June 1, 2025, 500,000 restricted shares on June 1, 2026, 500,000 restricted shares on June 1, 2027, 500,000 restricted shares on June 1, 2028, and 500,000 restricted shares on each June 1 of a renewal year.

Anthony Evers

2022 CFO Employment Agreement

On August 8, 2022, the Company entered into a new employment agreement with Mr. Evers (the “2022 CFO Employment Agreement”). The CFO Employment Agreement had an effective date of August 8, 2022 and continued for a period of five years. During the term of the 2022 CFO Employment Agreement, Mr. Evers received a base salary of $450,000 per year. The Company paid Mr. Evers a one-time signing bonus of Fifty percent (50%) of the base salary equivalent to $225,000) (the “Signing Bonus”) within thirty (30) days following August 8, 2022 less payroll deductions and all required withholdings.

2023 CFO Employment Agreement

On November 11, 2023, the Company entered into a new employment agreement with Mr. Evers, with the term of the agreement to expire on December 31, 2025 (the “2023 CFO Employment Agreement”). Pursuant to the 2023 CFO Employment Agreement, Mr. Evers will earn $475,000 per year retroactively for the fiscal year ended 2023, $489,250 per year for the fiscal year ended 2024 and $503,928 per year for the fiscal year ended 2025. In addition, Mr. Evers shall receive a $510,000 cash bonus for his work during the calendar year 2023 and shall be eligible to receive a discretionary annual bonus based on his achievement of performance objectives as mutually agreed between Mr. Evers and the Board. The 2023 CFO Employment Agreement further provides that Mr. Evers is entitled to participate in any employee benefit plans that the Company has adopted and the Company granted Mr. Evers 600,000 restricted share awards, which shall vest as to 200,000 (two hundred thousand) restricted shares on December 31, 2023, December 31, 2024, and December 31, 2025.

The 2023 CFO Employment Agreement is terminable for “Cause” or without “Cause” (as defined in the 2023 CFO Employment Agreement) by the Company or voluntarily by Mr. Evers. Upon termination without “Cause” (other than by reason of death or disability) or resignation for “Constructive Termination” (as defined in the 2023 CFO Employment Agreement), Mr. Evers will be entitled to receive an amount equal to the balance of his base salary he would have earned over the term of the agreement or one years’ base salary and reimbursement for group health and dental insurance for one year following termination. Any outstanding unvested securities owned by Mr. Evers on the termination date will vest (or terminate) in accordance with the terms of such grant.

On February 22, 2024, the Company entered into an amendment to the 2023 CFO Employment Agreement to amend the vesting schedule of the restricted shares from 500,000 restricted shares on March 1, 2024 to 66,667 restricted shares on July 1, 2024, 66,667 restricted shares on August 1, 2024, 66,667 restricted shares on September 1, 2024, 66,667 restricted shares on October 1, 2024, 66,666 restricted shares on November 1, 2024, 66,666 restricted shares on December 1, 2024, and 200,000 restricted shares on December 31, 2025, in each case, subject to Mr. Ever’s continued employment with the Company through the applicable vesting date.

David Ansani

We did not enter into an employment agreement with Mr. Ansani and he was engaged as an at-will employee of the Company.

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OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END

The following table presents information regarding outstanding equity awards held by the Company’s Named Executive Officers as of December 31, 2023.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Kevin Brian Cox	-	-	-		-	-	-	-	-	-
Anthony Evers (1) (2)	11,902	5,102	-		$16.00	February 28, 2027	600,000	3,870,000
$
David Ansani	-	-	-		-	-	-	-	-	-
Jeremy Gies	-	-	-		-	-	-	-	-	-

(1)	The Company granted 17,004 stock options on March 1, 2020, having a fair value of $148,696. The Company determined the fair value of these options (on the grant date) using a Black-Schole option pricing model. The shares vest as follows: 20% each on March 1, 2021 and 2022, and 30% each on March 1, 2023 and 2024.
(2)	The Company granted 600,000 shares of common stock on November 11, 2023, having a grant date fair value of $3,114,000, based upon the quoted closing price ($5.19/share). 400,000 shares vest ratably per month over a six-month period from July 1, 2024 to December 1, 2024. The remaining 200,000 shares vest on December 31, 2025.

Employee Pension, Profit Sharing or other Retirement Plan

The Company maintains a tax-qualified 401(k) savings plan which allows participants to defer eligible compensation up to the maximum permitted by the Internal Revenue Service and provides for discretionary matching contributions by the Company.

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Compensation of Directors

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David May	-	77,100	-	-	-	-	-
David N. Keys	-	176,960	-	-	-	-	-
Laurie Weisberg	-	132,720	-	-	-	-	-
Richard Schurfeld	-	132,720	-	-	-	-	-

We did not issue any cash compensation to the members of the Board in 2023.

On August 8, 2023, the Board approved the Company issuing the independent members of the Board, pursuant to the provisions of the SurgePays, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”), common stock in the form of restricted share awards (the “Awards”). The Awards are being granted pursuant to a Restricted Share Award Agreement (each an “RSA Agreement”). Mr. Keys is receiving 32,000 shares and each of Ms. Weisberg and Mr. Schurfeld is receiving 24,000 shares. The RSA Agreement provides that the shares will not vest until the earliest to occur of (a) the director no longer serves on the Board for any reason (including, but not limited to, upon death or disability that renders the director incapable of providing services to the Company) other than a Termination of Service for Cause; (b) upon the occurrence of a Change in Control (as defined in the 2022 Plan; or (c) the fifth anniversary of the award date. The RSA Agreement defines “Cause”, in part, as: (i) embezzlement or misappropriation of Company funds; (ii) any acts resulting in a conviction for, or plea of guilty or nolo contendere to, a felony charge; (iii) misconduct resulting in injury to the Company; (iv) activities harmful to the reputation of the Company; (v) a violation of Company guidelines or policies; or (vi) a violation of any contractual, statutory or common law fiduciary duty to the Company.

On August 18, 2023, the Board approved the Company issuing David May, pursuant to the 2022 Plan, common stock in the form of restricted share awards granted pursuant to an RSA Agreement in the amount of 15,000 shares, with provisions and vesting the same as detailed in the RSA Agreement to the independent members of the Board described above.

2022 Plan

General

On August 3, 2022, the Board approved, authorized and adopted, subject to stockholder approval, the 2022 Plan. The 2022 Plan provides for the issuance of up to 3,500,000 shares of Common Stock plus (ii) an annual increase on the first day of each calendar year beginning January 1, 2023 and ending on and including January 1, 2031 equal to the lesser of (A) ten percent (10%) of the Common Stock outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Stock shares as determined by the Board. The issuance of the shares of Common Stock shall be through the grant of Distribution Equivalent Rights, may Share Options, Non-Qualified Share Options, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards and other equity-based awards to directors, officers, employees, and consultants.

The objective of the 2022 Plan is to encourage and enable directors, officers, employees, and consultants of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Our ability to provide long-term incentives in the form of equity compensation aligns management’s interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified corporate executives and retain management. We expect our ability to grant equity compensation to be important in achieving our long-term growth.

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Description of 2022 Plan

The essential features of the 2022 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of the 2022 Plan.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the 2022 Plan) of the Common Stock. In the event that the recipient is a Ten Percent Shareholder (as defined in the 2022 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Common Stock.

(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted, unless the Committee, in its sole and absolute discretion, elects to set the exercise price of such Non-qualified Option below Fair Market Value.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Shareholder may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Shares are subject to the following conditions:

(i)	The Committee determines the restrictions on each Restricted Share Award (as defined in the 2022 Plan). Upon the grant of a Restricted Share Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Shares and entitled to vote the Restricted Shares if such Restricted Shares are entitled to voting rights.

(ii)	Restricted Shares may not be delivered to the grantee until the Restricted Shares have vested.

(iii)	Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the 2022 Plan or in the Restricted Share Award Agreement (as defined in the 2022 Plan).

Grants

Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Plan, the grant to any particular employee is subject to the discretion of the Board, or at the discretion of the Board, or the Compensation Committee of the Board or such other committee designated by the Board to administer the 2022 Plan (such body that administers the 2022 Plan, the “Committee”).

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2022 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

Administration

The Committee shall have the sole authority, in its discretion, to make all determinations under the 2022 Plan, including, but not limited to, who receives an award, the time or times when an award shall be made (the date of grant of an award shall be the date on which the award is awarded by the Committee), what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors and consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant.

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Grant Instruments

All grants will be subject to the terms and conditions set forth in our Plan and to such other terms and conditions consistent with our Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Compensation Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

Under the 2022 Plan, the term “Fair Market Value” of the Common Stock on any given date means the fair market value of the Common Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

Transferability

No award under the 2022 Plan or any award agreement and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any family member of the holder. An award may be exercisable during the lifetime of the holder only by such holder or by the holder’s guardian or legal representative unless it has been transferred by gift to a family member of the holder, in which case it shall be exercisable solely by such transferee.

Amendment and Termination

The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to awards outstanding on that date). The Board, in its discretion, may terminate the 2022 Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2022 Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any Award theretofore granted without the consent of the holder. The Board shall have the right to alter or amend the 2022 Plan or any part hereof from time to time; provided, however, stockholder approval shall be required for ay modification of the 2022 Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the 2022 Plan, (iii) increases the dollar limitation specified in Section 5.4, or (iv) amends, modifies or suspends Section 7.8 (repricing prohibitions) or Article XV. In addition, unless otherwise permitted under the award agreement, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Company is required to provide annual disclosure of certain information regarding the relationship between compensation actually paid to our CEO and other NEOs and our financial performance.

The following table sets forth information required by Item 402(v) of Regulation S-K for each of the last three recently completed fiscal years, including: (i) the total compensation earned by our PEO (as reported on our Summary Compensation Table),

(ii) the compensation “actually paid” to our PEO (calculated in accordance with Regulation S-K), (iii) the average of the total compensation earned by our other NEOs (calculated based upon our Summary Compensation Table), (iv) the average compensation “actually paid” to our other NEOs (calculated in accordance with Regulation S-K), (v) our total shareholder return, and (vi) our net income (loss).

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21

Graphical Representation of Compensation Actually Paid (CAP) and Performance

CAP vs. Total Shareholder Return (TSR)

CAP vs. Net Income (Loss)

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following sets forth information as of March 10, 2024, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right, and the conversion of preferred stock. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: 3124 Brother Blvd, Suite 410, Bartlett, TN 38133.

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Name of Beneficial Owner(1)	Total Common Stock Shares Beneficially Owned		% of Common Stock (2)

Directors and Executive Officers:

Kevin Brian Cox	5,453,760	(3)	28.3%
Anthony Evers	10,672	(4)	*

David C. Ansani	140	(5)	*

David N. Keys	17,043	(6)	*

David May	140,944		*

Richard Schurfeld	42,201		*

All Directors and Executive Officers as a Group (6 persons)	5,661,359		29.4%

*	Less than one (1) percent

(1)	The person named in this table has sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned.

(2)	Based on 19,282,938 shares of Common Stock outstanding as of March 12, 2024.

(3)	Includes (i) 4,569,384 shares owned by BLC Family Investments, (ii) 561,758 shares owned by SMDMM, LLC, a Tennessee liability company and (iii) 270,745 shares owned by BC Family Holdings. Mr. Cox is a beneficial owner of all three entities.

(4)	Includes 7,271 shares of Common Stock (held in Mr. Evers’ IRA) and 6,801 options that are currently exercisable.

(5)	Shares are held in Mr. Ansani’s IRA.

(6)	Includes (i) 1,666 shares held in an IRA owned by Mr. Keys’ wife, however, Mr. Keys shares investing and dipositive power over these holdings, (ii) 5,377 shares in total held by two different IRAs owned by Mr. Keys; and (iii) 10,000 shares are held by PCC Holdings LLC. Mr. Keys shares investing and dipositive power over these holdings.

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of us.

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Certain Relationships and Related Transactions, and Director Independence

On occasion we may engage in certain related party transactions. Our policy is that all related party transactions will be reviewed and approved by the audit committee of our board of directors prior to our entering into any related party transactions.

At December 31, 2023 and 2022, the Company had trade payables to Axia of $163,583, respectively. Axia is owned by our Chief Executive Officer, Mr. Cox.

For the years ended December 31, 2023 and 2022, the Company rented space from Carddawg Investments, LLC in the amount of $166,356 and $166,356, respectively. These costs are included in the General and Administrative expenses in the consolidated statements of operations. Mr. Cox is sole owner of Carddawg Investments, LLC.

See “Note 6 – Debt” and “Note 13 – Subsequent Events” included in our financial statements in our Annual Report on Form 10-K regarding the current debt due to related parties.

See “Executive Compensation” regarding the employment agreements with Kevin Brian Cox and Anthony Evers.

Policies and Procedures for Related Party Transactions

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

Disclosure of SEC Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have been advised that in the opinion of the SEC indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

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PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2024

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Rodefer Moss & Co, PLLC (‘Rodefer Moss”) has served as our independent registered public accounting firm since 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Rodefer Moss to serve as our independent registered public accounting firm for the year ending December 31, 2024. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to reconsider its appointment.

A representative of Rodefer Moss is not expected to attend the Annual Meeting.

Audit, Audit-Related and All Other Fees

Audit Fees

The aggregate fees billed for professional services rendered by our Independent Registered Public Accounting Firm, Rodefer Moss, for the audit of our annual financial statements, review of our consolidated financial statements included in our quarterly reports, and other fees that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2023 and December 31, 2022 were approximately $186,820 and $166,554, respectively.

All Other Fees

The aggregate fees billed for non-audit services rendered by our Independent Registered Public Accounting Firm, Rodefer Moss, was approximately $6,000 in relation to private placement services for the fiscal year ended December 31, 2023. There were no fees billed for non-audit services by our Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2023 with both management and Rodefer Moss, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2023 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Rodefer Moss such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by the Audit Committee of the Board of Directors

David N. Keys (Chair of the Audit Committee)

Laurie Weisberg

Richard Schurfeld

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Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF Rodefer Moss & Co, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2024.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Corporate Secretary of the Company, or by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Legal Proceedings

(1)	Blue Skies Connections, LLC, and True Wireless, Inc. v. SurgePays, Inc., et. al.: In the District Court of Oklahoma County, OK, CJ-2021-5327, filed on December 13, 2021. Plaintiffs petition alleges breach of a Stock Purchase Agreement by SurgePays, SurgePhone Wireless, LLC, and Kevin Brian Cox, and makes other allegations related to SurgePays’ consulting work with Jonathan Coffman, a True Wireless employee. Blue Skies believes the Defendants are in violation of their non-competition and non-solicitation agreements related to the sale of True Wireless from SurgePays to Blue Skies. Oklahoma state law does not recognize non-compete agreements and non-solicitation agreements in the manner alleged by Plaintiffs, as such we believe SurgePays, SurgePhone, and Cox have a strong defense against the claims asserted by Blue Skies and True Wireless. The matter continues in the discovery process. Mr. Coffman is no longer working for True Wireless. An attempt at mediation in July, 2022 did not achieve a settlement. The petition requests injunctive relief, general damages, punitive damages, attorney fees and costs for alleged breach of contract, tortious interference with a business relationship, and fraud. Plaintiffs have made a written demand for damages and the parties continue to discuss a potential resolution. This matter is an anti-competitive attempt by Blue Skies and True Wireless to damage SurgePays, SurgePhone, and Cox. Written discovery is winding down and depositions began in the third quarter of 2023 and are expected to continue in 2024. The case is anticipated set for trial in January 2025.

In the Circuit Court of Tennessee for the 30th Judicial District at Memphis, Docket # CT-3219-23. On August 8, 2023, a complaint was filed by SurgePays for breach of a promissory note by Blue Skies Connections, LLC. The note at issue is dated June 14, 2021, and requires Blue Skies Connections to repay the principal sum of $176,850.56, by monthly payments of $7,461.37 commencing on June 1, 2023. Blue Skies Connections has failed to make any payments due under the terms of the note, and this breach entitles SurgePays to demand payment of the entire amount of the note together with all accrued interest. Blue Skies Connections has responded by preparing a Motion to Dismiss or, in the alternative, a Motion to Stay, taking the position that, under the prior suit pending doctrine, the subject promissory note is subject to the prior litigation instituted by Blue Skies Connections against SurgePays, styled Skies Connections, LLC and True Wireless, Inc. v. SurgePays, Inc., et al., Case No. CJ-2021-5327, District Court of Oklahoma County, Oklahoma. Counsel for Blue Skies Connections has requested that Surge Pays either voluntarily dismiss the subject action or agree to stay the subject action until conclusion of the Oklahoma litigation.

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(2)	SurgePays, Inc. et al. v. Fina et al., Case No. CJ-2022-2782, District Court of Oklahoma County, Oklahoma. Plaintiffs SurgePays, Inc. and Kevin Brian Cox initiated this case against its former officer Mike Fina, his companies Blue Skies Connections, LLC, True Wireless, Inc., Government Consulting Solutions, Inc., Mussell Communications LLC, and others. This case also arises from the June 2021 transaction by which SurgePays sold True Wireless to Blue Skies. During the litigation of CJ-2021-5327 described above, SurgePays learned information that showed Mike Fina breached his duties owed to True Wireless during his employment and consulting work for True Wireless prior to SurgePays’ sale of True Wireless to Blue Skies. SurgePays alleges that Mike Fina conspired with the other defendants to damage True Wireless thereby harming the value of the company and causing its eventual sale at a greatly reduced price. SurgePays asserts claims for (i) breach of contract; (ii) breach of fiduciary duty; (iii) fraud; (iv) tortious interference; and (v) unjust enrichment. At this stage, no defendant has asserted a counter-claim against SurgePays.

SurgePays filed a Second Amended Petition on January 27, 2023. Defendants Fina, Blue Skies, True Wireless, and Government Consulting Solutions filed a Motion to Dismiss on March 10, 2023. On June 29, 2023, the Court granted the Motion to Dismiss, ruling the claims asserted are “derivative” and could only be asserted by the True Wireless entity now owed by Blue Skies. The Court rejected SurgePays’ request to certify this ruling for immediate appeal. Defendant Misty Garrett has filed a Motion for Summary Judgment seeking the same relief as the Motion to Dismiss granted by the Court. Defendants Rob Rowlen and Terracom, LLC remain as defendants in the case after answering the Second Amended Petition. It is SurgePays’ present intent to vigorously appeal the Court’s dismissal of Fina, Blue Skies, True Wireless, and Government Consulting Solutions, and to continue prosecuting the case against the other Defendants. At this stage, no attempts at settlement have been made.

(3)	Robert Aliotta and Steve Vasquesz, on behalf of themselves and others similarly situated v. SurgePays, Inc. d/b/a Surge Logics, filed January 4, 2023, in the U.S. District Court for the Northern District of Illinois, Case No. 1:23-cv-00042. Plaintiffs allege violations of the Telephone Consumer Protection Act (TCPA) and the Florida Telephone Solicitations Act (FTSA) based on telephone solicitations allegedly made by or on behalf of SurgePays, Inc. Plaintiffs seek damages for themselves and seek certification of a class action on behalf of others similarly situated. Defendants intend to vigorously defend the action however most similar cases are eventually resolved by an out-of-court settlement. At this time, it is difficult to estimate the amount or range of potential loss. SurgePays Inc has been removed from the case following a Motion to Dismiss and LogicsIQ, Inc. has been named as the defendant. The case has begun written discovery and depositions are expected later this year.

(4)	Consumer Attorney Marketing Group, LLC v. LogicsIQ, Inc. and SurgePays, Inc. On February 13, 2024, in the Superior Court of California, Los Angeles County, Case No. 24 ST CV 03653, Consumer Attorney Marketing Group, LLC (“CAMG”) filed a complaint naming SurgePays, Inc. (the “Company”) a defendant and alleging claims for breach of contract, declaratory judgment and express and implied indemnity. The complaint demands that defendants indemnify CAMG for any damages or losses that CAMG may incur in the case Robert Aliotta, et al. v. SurgePays, Inc. d/b/a SurgeLogics, Case No. 23 C 00042, pending in the U.S. District Court for the Northern District of Illinois. CAMG’s claims against the Company are solely based upon theories of participatory and vicarious liability. The Company was served on or about February 27, 2024. The Company’s answer or other pleading is currently due on March 28, 2024. This case is in the initial stages. The Company has not yet filed an appearance in the matter, and the Court has not scheduled any dates or deadlines. The Company is reviewing the claims and determining its defenses. At this time, it is not possible to estimate the amount or range of potential loss.

(5)	On December 17, 2021, Ambess Enterprises, Inc. v SurgePays, Inc., Blair County Pa. case number 2021 GN 3222. Plaintiff alleges breach of contract and prays for damages of approximately $73,000, plus fees, costs and interest. Litigation counsel is managing the motion practice and discovery process. The case was settled and dismissed in 2023 for $60,000, which has been recorded as a component of general and administrative expenses.

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Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 19,224,226 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, Each nominee will be elected if such nominee receives more “For” votes cast at the Annual Meeting by the holders entitled to vote thereon than “Withhold” votes. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. Broker non-votes will have no effect on the election of directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2025 Annual Meeting of Stockholders

The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders must comply with the requirements set forth in the Amended and Restated Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Ac. The Amended and Restated Bylaws require, among other things, that a stockholder must have given timely notice any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) days in advance of such annual meeting or ten (10) days following the day on which notice or public disclosure of the date of the meeting is first made by the Company.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the proxy materials for the 2024 Annual Meeting of Stockholders. The Chairman of the meeting shall have the power to determine and declare to the meeting whether a proposal of business was made in accordance with the procedures prescribed by these Amended and Restated Bylaws, and if the Chairman should so determine that such proposal of business was not made in compliance with these Amended and Restated Bylaws, declare to the meeting that no action shall be taken on such proposal and such defective proposal shall be disregarded.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Corporate Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

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Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Such Report includes the Company’s audited financial statements for the 2023 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact the Corporate Secretary, at 3124 Brother Blvd, Suite 410, Bartlett, TN 38133.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

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SCAN TO VIEW MATERIALS & VOTE

SurgePays, Inc.
3124 Brother Boulevard
Suite 104
Bartlett, TN 38133

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/17/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SURG2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/17/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Kevin Brian Cox 02) David N. Keys 03) David May 04) Laurie Weisberg 05) Richard Schurfeld

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000632194_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and 10-K are available at www.proxyvote.com

SURGEPAYS, INC.
Annual Meeting of Shareholders
To be held on April 18, 2024 12:00 PM PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Kevin Brian Cox and Anthony Evers as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SURGEPAYS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held Virtually at 12:00 PM, PDT on April 18, 2024, at www.virtualshareholdermeeting.com/SURG2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000632194_2 R1.0.0.6